MERRILL LYNCH MID CAP VALUE FUND
                        OF THE ASSET PROGRAM, INC.

                   Supplement dated June 18, 2004 to the
                      Prospectus dated May 12, 2004


Effective July 26, 2004, Merrill Lynch Mid Cap Value Fund (the "Fund"), a series of The Asset Program, Inc., will change its name to Merrill Lynch Mid Cap Value Opportunities Fund, Inc. This change will not affect any investor's holding in the Fund or the Fund's investment objective to seek capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities, that Fund management believes are undervalued and therefore represent an investment value.

This information supplements and supersedes any contrary information contained in the Prospectus.






































Code # 19092-0504SUP